INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1 )

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SHELRON GROUP, INC.
(Name of Registrant As Specified In Charter)

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SHELRON GROUP, INC.
29 Broadway
New York, New York 10006

INFORMATION STATEMENT

May ___, 2008

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of outstanding shares of capital stock, of Shelron Group, Inc., a Delaware Corporation (the "Company"), to advise you of actions which have already been approved by a majority in interest of the stockholders of the Company, namely, (i) an amendment to the Company's Certificate of Incorporation (the "Amendment") which increases the number of shares of common stock, par value $0.001 per share (the "Common Stock"), that the Company is authorized to issue from five hundred million (500,000,000) shares of Common Stock to one billion (1,000,000,000) shares of Common Stock and (ii) the adoption of amended and restated By-Laws for the Company (the “By-Laws Restatement”) (collectively, the Amendment and the By-Laws Restatement shall be referred to herein as the “Actions”). The Amendment will not increase the number of shares of preferred stock authorized.

The Company's Board of Directors, on February 5, 2008, approved the Actions and recommended that the Actions be approved by written consent of a majority in interest of our stockholders. The form of the written consent is attached hereto as Exhibit A.

In order to accelerate the Actions and to reduce the costs of obtaining stockholder approval, our Board of Directors elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of our capital stock (the “Consent”). The elimination of the need for a special meeting of stockholders to approve the Actions is made possible by Section 228 of the Delaware General Corporation Law (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the Delaware Law, the Amendment is required to be approved by a majority in interest of our stockholders. In addition, pursuant to Section 109 of the Delaware Law, the By-Laws Restatement is also required to be approved by a majority in interest of our stockholders. In accordance with Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended, the Actions can be taken no sooner than 20 calendar days after this Information Statement is first mailed to the stockholders of the Company. If the proposed actions were not adopted by written consent, it would have to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving the Actions upon the expiration of the 20-day period set forth above.

On or about February 5, 2008, Stockholders, who own in the aggregate 100,500,000 shares of our Common Stock and 1,000,000 shares of our Series A Preferred Stock, representing in the aggregate approximately 63.7% of the voting rights of our outstanding shares (after giving effect to the voting rights of our Series A Preferred stock) gave their written consent to the adoption of the Actions. The proposed Amendment will become effective when filed with the Secretary of State of the State of Delaware and the proposed Restated and Amended By-Laws will become effective upon the expiration of the 20-day period set forth above.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY.

ACTIONS TO BE TAKEN

A. AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION TO INCREASE THE
AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Amendment to the Company's Certificate of Incorporation will increase the number of authorized shares of Common Stock from 500,000,000 shares to 1,000,000,000 shares. The form of Amendment to the Certificate of Incorporation that will be filed with the Delaware Secretary of State is attached hereto as Exhibit B.

The Company's Certificate of Incorporation, as amended, authorizes the issuance of 500,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of Preferred Stock $0.001 par value. On February 5, 2008, the Board of Directors approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000. The Amendment will not increase the number of shares of preferred stock authorized. On February 5, 2008, the holders of more than a majority of the voting interest of our capital stock approved the Amendment by written consent.

The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, grants of stock options, conversion of Preferred Stock and the exercise of warrants. If the Board of Directors deems it to be in the best interests of the Company and the stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations. We presently have no plans, proposals or arrangements for the issuance of the shares that results from the approved increase in authorized shares of our Common Stock.

The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

B. THE AMENDMENT AND RESTATEMENT OF OUR BY-LAWS

Our current By-Laws, a copy of which are attached as Exhibit C hereto, are the original By-Laws of our predecessor company, TTTTickets.com, Inc. The Board of Directors believes that the current By-Laws of the Company may have been tailored to meet the needs of the Company prior to the merger transaction in November 2001 with B-Park Communications, LLC but are not suitable for the Company’s current and future needs.

On February 5, 2008, our Board approved Amended and Restated By-Laws for the Company in the form attached as Exhibit D hereto, that among other things, provides for (subject to the provisions of the General Corporation Law of the State of Delaware):

•	A Board of Directors that consists of one or more members, such number may be fixed, increased and decreased by the directors from time to time;

•	Terms for directors continuing until their successors are elected and qualified or until their resignation and approval;

•	Election of directors by a plurality vote of the votes cast by stockholders eligible to vote;

•	Quorum for a meeting of stockholders constituting a majority of the voting power of stockholders eligible to vote present in person or by proxy at a meeting of stockholders;

•	Approval of stockholder actions by a greater number of votes cast for than against the action at a meeting of stockholders;

•	Stockholder action without a meeting by stockholders eligible to vote holding at least a majority of the voting power;

•	Quorum for a meeting of the Board of Directors constituting one-third of the directors then in office;

•	Approval or actions by the directors by a majority of the voting power of the directors present at a meeting at which quorum is present;

•	Written action of the Board of Directors or any committee of the board if signed by all the members of the Board of Directors or committee; and

•	Amendment, alternation and repeal of the By-Laws by the Board of Directors.

RECORD DATE

The close of business May ___, 2008, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

EFFECTIVE DATE OF ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, (a) the filing of the Amendment to the Certificate of Incorporation with the Delaware Secretary of State or the effective date of such filing and (b) the adoption of the Amended and Restated By-Laws shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the Actions contemplated hereby will be effected on or about the close of business on May ___, 2008.

EXPENSES OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1)  Annual Report on Form 10-KSB for the year ended December 31, 2007.

OUTSTANDING VOTING SECURITIES

As of the date of the written consent by the Majority Stockholders, February 5, 2008, the Company had 410,688,645 shares of Common Stock issued and outstanding, and 1,000,000 shares of the Company’s series A preferred stock, par value $0.001 per share (the “Series A Preferred Stock”) issued and outstanding. Each share of outstanding Common Stock is entitled to one vote. The holders of Series A Preferred Stock shall be entitled to vote on all matters on which the holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as the holders of Common Stock, voting together with the holders of Common Stock as a single class. For purposes of voting, the holders of Series A Preferred Stock have voting rights equal to an aggregate of 52% of the total shares entitled to vote by both (i) the holders of all the then-outstanding shares of Common Stock, and (ii) the holders of all the then-outstanding shares of Series A Preferred Stock.

On February 5, 2008, the holders of 100,500,000 shares of Common Stock (or approximately 24.4% of the 410,688,645 shares of Common Stock then-outstanding) and the holders of 1,000,000 shares of Series A Preferred Stock (or 100% of the Series A Preferred Stock then-outstanding) executed and delivered to the Company the written Consent approving the Actions (collectively, referred to herein as the “Majority Stockholders”). After giving effect to the voting rights granted to the Series A Preferred Stock, 63.7% of the voting right in interest entitled to vote approved the action by written consent. Since the Actions have been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The Delaware Law provides in substance that unless the Company's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of Common Stock and Series A Preferred Stock (collectively, the Common Stock and the Series A Preferred Stock shall be referred to herein as the “Shares”) with respect to stockholders who were known to the Company to be beneficial owners of more than 5% of the Shares as of the date hereof, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of the Shares.

Name and Address of Beneficial Owner (1)	Shares of Common Stock (1)	Percentage Ownership of Shares of Common Stock (2)(3)	Shares of Preferred Stock	Voting Power of Shares of Preferred Stock
Executive Officers and Directors
Eliron Yaron (4) (5)	29,365,500	7.17%	1,000,000	52%
Issac Maizel	0	*	0
Yossi Levi	0	*	0
All Executive Officers and Directors as a group (3 persons)	29,365,500	7.17%	1,000,000	52%
5% Stockholders
Joseph Corso (6)	89,000,000	21.72%	0	*
All Executive Officers, Directors and 5% Stockholders as a group (4persons)	118,365,000	28.89%	1,000,000	52%

* less than one percent (1%).

(1) The address is c/o the Company, 29 Broadway, New York, New York 10006.

(2)  Based upon 410,688,645 shares of Common Stock as of February 5, 2008. Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3)  The entire class of Common Stock represents 48% of the voting power of the Company.

(4) The shares of Common Stock are owned of record by Hull Services, Inc., a company controlled by Mr. Eliron Yaron. As the sole stockholder of Hull Services, Inc., Mr. Eliron Yaron may be deemed to be the beneficial owner of the shares of Common Stock.

(5) The shares of Series A Preferred Stock are owned of record by Hull Services, Inc., a company controlled by Mr. Eliron Yaron. As the sole stockholder of Hull Services, Inc., Mr. Eliron Yaron may be deemed to be the beneficial owner of the shares of Series A Preferred Stock.

(6)  Derived from a Schedule 13G filed by Joseph Corso on January 4, 2007.

NO RIGHTS OF APPRAISAL

The Stockholders have no right under the Delaware Law, the Company's Certificate of Incorporation or current By-Laws to dissent from any of the provisions adopted in the Amendment or from any provisions contained in the Amended and Restated By-Laws.

By Order of the Board of Directors

/s/ Eliron Yaron
Chairman and Director

EXHIBITS

EXHIBITS

A. Form of Written Consent of Stockholders

B. Amendment to the Certificate of Incorporation of Shelron Group, Inc.

C. Amended and Restated By-Laws of TTTTickets.com, Inc,

D. Amended and Restated By-Laws of Shelron Group, Inc.

Exhibit A

ACTION BY WRITTEN CONSENT
OF
THE STOCKHOLDERS
OF
SHELRON GROUP, INC.
A DELAWARE CORPORATION
FEBRUARY 5, 2008

Pursuant to the authority of Section 228 of the Delaware General Corporation Law ("Delaware Law"), the undersigned, constituting a majority of the stockholders of Shelron Group, Inc., a Delaware corporation (the "Corporation") do by this writing consent to the following actions and adopt the following resolutions:

Approval of Amendment of Articles of Incorporation to Increase the Number of Shares of Common Stock Authorized.

WHEREAS, the Corporation’s Board of Directors believes that it is prudent to increase the number of shares of Common Stock, par value $0.001 that the Corporation is authorized to issue, from five hundred million (500,000,000) shares to one billion (1,000,000,000) shares;

WHEREAS, in order to increase the number of shares of Common Stock the Corporation is authorized to issue the Corporation is required to amend its Certificate of Incorporation in substantially the form attached hereto as Exhibit "A" (the "Amendment");

WHEREAS, the Corporation’s Board of Directors has unanimously approved the Amendment;

WHEREAS, the Amendment requires approval by a majority in interest of the Corporation’s stockholders; and

WHEREAS, the Corporation’s Board of Directors has elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of the stockholders of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Amendment, be and hereby is approved.

Approval of Amended and Restated By-Laws

WHEREAS, the Corporation’s Board of Directors believes that the current By-Laws of the Corporation are not desirable for the Corporation’s current and future needs;

WHEREAS, the Corporation’s Board of Directors has unanimously approved Amended and Restated By-Laws for the Corporation in the form attached as Exhibit B hereto

WHEREAS, the Amended and Restated By-Laws require approval by a majority in interest of the Corporation’s stockholders; and

WHEREAS, the Corporation’s Board of Directors has elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of the stockholders of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Amended and Restated By-Laws, be and hereby are approved.

Counterparts

RESOLVED, that this Written Consent may be executed in counterparts.

IN WITNESS WHEREOF, the undersigned hereby adopts, confirms and ratifies in all respects, the foregoing resolution and directs the Secretary of the Corporation to file this Action by Written Consent of Stockholders in the minute book of the Corporation.

(*** signature pages follow ***)

___________________________________ Signature Print Name: Representing ___________ shares of the outstanding Common Stock of the Corporation	___________________________________ Signature Print Name: Representing ___________ shares of the outstanding Common Stock of the Corporation
___________________________________ Signature Print Name: Representing 1,000,000 of the outstanding Series A Preferred Stock of the Corporation

Exhibit B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
SHELRON GROUP INC.

Shelron Group Inc., a corporation incorporated and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

That the Board of Directors of the Corporation, by the written consent of its sole member, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is one billion and ten million (1,010,000,000) shares of which (i) one billion (1,000,000,000) shares shall be common stock, par value $0.001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be preferred stock, par value $0.001 per share (the “Preferred Stock”). Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the “Board of Directors”), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

That the holders of a majority of the Corporation’s common stock and preferred stock outstanding, voting together as a class, approved the amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Eliron Yaron, its President, on this ____ day of May, 2008.

SHELRON GROUP, INC.

By:
Name: Eliron Yaron Title: President

Exhibit C

AMENDED AND RESTATED

BYLAWS
OF
TTTTickets.com, Inc.

ARTICLE I
OFFICES

Section 1. Registered Office. The registered office and registered agent of TTTTickets.com, Inc. (the "Corporation") will be as from time to time set forth in the Corporation's Certificate of Incorporation (as may be amended from time to time) or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

 Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

Section 1. Place of Meetings. All meetings of the stockholders for the election of Directors will be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual Meeting. An annual meeting of the stockholders will be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

Section 3. List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

Section 4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, the Certificate of Incorporation or these Bylaws, may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

Section 5. Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

Section 6. Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Section 7. Voting. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 8. Method of Voting. Each outstanding share of the Corporation's capital stock, regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

Section 9. Record Date. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

Section 10. Action by Consent. Except as set forth below, any action required or permitted by law, the Certificate of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the minute book. Notwithstanding the foregoing, from and after the first date that the Corporation has received funding from the sale of capital stock of the Corporation in an initial public offering any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing by the stockholders.

Section 11. Stockholder Proposals. No proposal by a stockholder made pursuant to this Article II may be voted upon at a meeting of stockholders unless such stockholder shall have delivered or mailed in a timely manner (as set herein) and in writing to the Secretary of the Corporation (i) notice of such proposal, (ii) the text of the proposed alteration, amendment or repeal, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws, (iii) evidence reasonably satisfactory to the Secretary of the Corporation of such stockholder's status as such and of the number of shares of each class of capital stock of the Corporation of which such stockholder is the beneficial owner, (iv) a list of the names and addresses of other beneficial owners of shares of the capital stock of the Corporation, if any, with whom such stockholder is acting in concert, and the number of shares of each class of capital stock of the Corporation beneficially owned by each such beneficial owner and (v) an opinion of counsel, which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Board of Directors of the Corporation, to the effect that the Certificate of Incorporation or Bylaws resulting from the adoption of such proposal would not be in conflict with the laws of the State of Delaware, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws. To be timely in connection with an annual meeting of stockholders, a stockholder's notice and other aforesaid items shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety nor more than 180 days prior to the earlier of the date of the meeting or the corresponding date on which the immediately preceding year's annual meeting of stockholders was held. To be timely in connection with the voting on any such proposal at a special meeting of the stockholders, a stockholder's notice and other aforesaid items shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty days nor more than sixty days prior to the date of such meeting; provided, however, that in the event that less than fifty days' notice or prior public disclosure of the date of the special meeting of the stockholders is given or made to the stockholders, such stockholder's notice and other aforesaid items to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of date of the meeting was mailed or such public disclosure was made. Within thirty days (or such shorter period that may exist prior to the date of the meeting) after such stockholder shall have submitted the aforesaid items, the Secretary and the Board of Directors of the Corporation shall respectively determine whether the items to be ruled upon by them are reasonably satisfactory and shall notify such stockholder in writing of their respective determinations. If such stockholder fails to submit a required item in the form or within the time indicated, or if the Secretary or the Board of Directors of the Corporation determines that the items to be ruled upon by them are not reasonably satisfactory, then such proposal by such stockholder may not be voted upon by the stockholders of the Corporation at such meeting of stockholders. The presiding person at each meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that a proposal was not made in accordance with the procedure prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective proposal shall be disregarded. The requirements of this Section 11 shall be in addition to any other requirements imposed by these Bylaws, by the Corporation's Certificate of Incorporation or the law.

Section 12. Nomination of Directors. Nominations for the election of directors may be made by the Board of Directors or by any stockholder (a "Nominator") entitled to vote in the election of directors. Such nominations, other than those made by the Board of Directors, shall be made in writing pursuant to timely notice delivered to or mailed and received by the Secretary of the Corporation as set forth in this Section 10. To be timely in connection with an annual meeting of stockholders, a Nominator's notice, setting forth the name and address of the person to be nominated, shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety days nor more than 180 days prior to the earlier of the date of the meeting or the corresponding date on which the immediately preceding year's annual meeting of stockholders was held. To be timely in connection with any election of a director at a special meeting of the stockholders, a Nominator's notice, setting forth the name and address of the person to be nominated, shall be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such notice of date of the meeting was mailed or such public disclosure was made, whichever first occurs. At such time, the Nominator shall also submit written evidence, reasonably satisfactory to the Secretary of the Corporation, that the Nominator is a stockholder of the Corporation and shall identify in writing (i) the name and address of the Nominator, (ii) the number of shares of each class of capital stock of the Corporation of which the Nominator is the beneficial owner, (iii) the name and address of each of the persons with whom the Nominator is acting in concert and (iv) the number of shares of capital stock of which each such person with whom the Nominator is acting in concert is the beneficial owner pursuant to which the nomination or nominations are to be made. At such time, the Nominator shall also submit in writing (i) the information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended, and (ii) a notarized affidavit executed by each such proposed nominee to the effect that, if elected as a member of the Board of Directors, he will serve and that he is eligible for election as a member of the Board of Directors. Within thirty days (or such shorter time period that may exist prior to the date of the meeting) after the Nominator has submitted the aforesaid items to the Secretary of the Corporation, the Secretary of the Corporation shall determine whether the evidence of the Nominator's status as a stockholder submitted by the Nominator is reasonably satisfactory and shall notify the Nominator in writing of his determination. If the Secretary of the Corporation finds that such evidence is not reasonably satisfactory, or if the Nominator fails to submit the requisite information in the form or within the time indicated, such nomination shall be ineffective for the election at the meeting at which such person is proposed to be nominated. The presiding person at each meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The requirements of this Section 12 shall be in addition to any other requirements imposed by these bylaws, by the Certificate of Incorporation or by law.

ARTICLE III
BOARD OF DIRECTORS

Section 1. Management. The business and affairs of the Corporation will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 2. Qualification; Election; Term. None of the Directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each Director shall hold office for a term expiring at the first annual meeting of stockholders held following his election. Members shall hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of Directors at any annual or special meeting of stockholders. Such election shall be by written ballot.

Section 3. Number. The number of Directors of the Corporation will be at least one and not more than nine. The number of Directors authorized will be fixed as the Board of Directors may from time to time designate, or if no such designation has been made, the number of Directors will be the same as the number of members of the initial Board of Directors as set forth in the Certificate of Incorporation.

Section 4. Removal. Any Director may be removed, only for cause, at any special meeting of stockholders by the affirmative vote of the holders of a majority in number of all outstanding voting stock entitled to vote; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.

Section 5. Vacancies. Newly created directorships resulting from any increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose, and each successor Director so chosen will hold office until the next election of the class for which such Director has been chosen or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

Section 6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

Section 7. Annual Meeting. The first meeting of each newly elected Board of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving change such time or place.

Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as is from time to time determined by resolution of the Board of Directors.

Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President on oral or written notice to each Director, given either personally, by telephone, by telegram or by mail; special meetings will be called by the Chairman of the Board, Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of at least three Directors. The purpose or purposes of any special meeting will be specified in the notice relating thereto.

Section 10. Quorum. At all meetings of the Board of Directors the presence of a majority of the number of Directors fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

Section 11. Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

Section 12. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board, designate committees, each committee to consist of two or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may be designated by the Board and will keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 13. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

Section 14. Compensation of Directors. Directors will receive such compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
NOTICE

Section 1. Form of Notice. Whenever by law, the Certificate of Incorporation or of these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

Section 2. Waiver. Whenever any notice is required to be given to any stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE V
OFFICERS AND AGENTS

Section 1. In General. The officers of the Corporation will consist of a Chief Executive Officer, President, Chief Financial Officer and Secretary and such other officers as shall be elected by the Board of Directors or the Chief Executive Officer. Any two or more offices may be held by the same person.

Section 2. Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

Section 3. Other Officers and Agents. The Board of Directors and Chief Executive Officer may also elect and appoint such other officers and agents as it or he deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board or the Chief Executive Officer.

Section 4. Compensation. The compensation of all officers and agents of the Corporation will be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

Section 5. Term of Office and Removal. Each officer of the Corporation will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors or the Chief Executive Officer may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors or at the discretion of the Chief Executive Officer (without regard to how the agent or officer was elected), but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors or, in the case of a vacancy in the office of officer other than Chief Executive Officer and President, such vacancy may be filled by the Chief Executive Officer.

Section 6. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

Section 7. Chairman of the Board of Directors. If the Board of Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors.

Section 8. Chief Executive Officer. The Chief Executive Officer will be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. The Chief Executive Officer shall have the authority to elect any officer of the Corporation other than the Chief Executive Officer or President. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The Chief Executive Officer will have all powers and perform all duties incident to the office of Chief Executive Officer and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe. During the absence or disability of the President, the Chief Executive Officer will exercise the powers and perform the duties of President.

Section 9. President. The President will have responsibility for oversight of the Corporation's operating and development activities. In the absence or disability of the Chief Executive Officer and the Chairman of the Board, the President will exercise the powers and perform the duties of the Chief Executive Officer. The President will render to the Directors whenever they may require it an account of the operating and development activities of the Corporation and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

Section 10. Chief Financial Officer. The Chief Financial Officer will have principal responsibility for the financial operations of the Corporation. The Chief Financial Officer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

Section 11. Secretary. The Secretary will attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the Chief Executive Officer. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

Section 12. Bonding. The Corporation may secure a bond to protect the Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

ARTICLE VI
CERTIFICATES REPRESENTING SHARES

Section 1. Form of Certificates. Certificates, in such form as may be determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the Chief Executive Officer or President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

Section 2. Lost Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

Section 3. Transfer of Shares. Shares of stock will be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4. Registered Stockholders. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

ARTICLE VII
GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

Section 2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

Section 3. Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

Section 4. Books and Records. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

Section 5. Fiscal Year. The fiscal year of the Corporation will be fixed by resolution of the Board of Directors.

Section 6. Seal. The Corporation may have a seal, and the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

Section 7. Advances of Expenses. The Corporation will advance to its directors and officers expenses incurred by them in connection with any "Proceeding," which term includes any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (including all appeals therefrom), in which a director or officer may be or may have been involved as a party or otherwise, by reason of the fact that he is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise ("Official," which term also includes directors and officers of the Corporation in their capacities as directors and officers of the Corporation), whether or not he is serving in such capacity at the time any liability or expense is incurred; provided that the Official undertakes to repay all amounts advanced unless:

(i) in the case of all Proceedings other than a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he did not have reasonable cause to believe his conduct was unlawful; provided that the termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself create a presumption as to whether the Official acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, as to whether he had reasonable cause to believe his conduct was unlawful; or

(ii) in the case of a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided that if in such a Proceeding the Official is adjudged to be liable to the Corporation, all amounts advanced to the Official for expenses must be repaid except to the extent that the court in which such adjudication was made shall determine upon application that despite such adjudication, in view of all the circumstances, the Official is fairly and reasonably entitled to indemnity for such expenses as the court may deem proper.

Section 8. Indemnification. The Corporation will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware and may, if and to the extent authorized by the Board of Directors, so indemnify such other persons whom it has the power to indemnify against any liability, reasonable expense or other matter whatsoever.

Section 9. Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Certificate of Incorporation, these Bylaws or otherwise.

Section 10. Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

Section 11. Amendment of Bylaws. Other than as set forth herein, these Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

Section 12. Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

Section 13. Relation to the Certificate of Incorporation. These Bylaws are subject to, and governed by, the Certificate of Incorporation of the Corporation as amended from time to time.

Exhibit D

AMENDED AND RESTATED BY-LAWS
OF
SHELRON GROUP INC.

ARTICLE I
OFFICES

SECTION 1. Principal Office. The registered office of the corporation shall be located in such place as may be provided from time to time in the Certificate of Incorporation.

SECTION 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or as the business of the corporation may require.

ARTICLE II
STOCKHOLDERS

SECTION 1. Annual Meetings. The annual meeting of the stockholders of the corporation shall be held wholly or partially by means of remote communication or at such place, within or without the State of Delaware, on such date and at such time as may be determined by the board of directors and as shall be designated in the notice of said meeting.

SECTION 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be held at any place, within or without the State of Delaware, and may be called by resolution of the board of directors, or by the Chairman or the President, or by the holders of not less than one-quarter of all of the shares entitled to vote at the meeting.

SECTION 3. Notice and Purpose of Meetings. Written or printed notice of the meeting stating the place, day and hour of the meeting and, in case of a special meeting, stating the purpose or purposes for which the meeting is called, and shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally, or by mail, or if prior consent has been received by a stockholder by electronic transmission, by or at the direction of the Chairman or the President, the Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting.

SECTION 4. Quorum. The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 5. Voting Process. If a quorum is present or represented, the affirmative vote of a majority of the shares of stock present or represented at the meeting, by ballot, proxy or electronic ballot, shall be the act of the stockholders unless the vote of a greater number of shares of stock is required by law, by the Certificate of Incorporation or by these by-laws. Each outstanding share of stock having voting power, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, unless otherwise provided in the Certificate of Incorporation. A shareholder may vote either in person, by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or by an electronic ballot from which it can be determined that the ballot was authorized by a stockholder or proxyholder. The term, validity and enforceability of any proxy shall be determined in accordance with the General Corporation Law of the State of Delaware.

SECTION 6. Written Consent of Stockholders Without a Meeting. Whenever the stockholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a vote, if a written consent or electronic transmission, setting forth the action so taken, shall be signed or e-mailed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting called for such purpose.

ARTICLE III
DIRECTORS

SECTION 1. Powers. The business affairs of the corporation shall be managed by its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders. The board of directors may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-Laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation.

SECTION 2. Number, Qualifications, Term. The board of directors shall consist of one or more members. The number of directors shall be fixed and may thereafter be changed from time to time by resolution of the board of directors. Directors need not be residents of the State of Delaware nor stockholders of the corporation. The directors shall be elected at the annual meeting of the stockholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified.

SECTION 3. Vacancies. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify. A vacancy created by the removal of a director by the stockholders may be filled by the stockholders.

SECTION 4. Place of Meetings. Meetings of the board of directors, regular or special, may be held either within or without the State of Delaware.

SECTION 5. First Meeting. The first meeting of each newly elected board of directors shall be held immediately following and at the place of the annual meeting of stockholders and no other notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

SECTION 6. Regular Meetings. Regular meetings of the board of directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

SECTION 7. Special Meetings. Special meetings of the board of directors may be called by the Chairman or the President or by the number of directors who then legally constitute a quorum. Notice of each special meeting shall, if mailed, be addressed to each director at least ten nor more than sixty days prior to the date on which the meeting is to be held.

SECTION 8. Notice; Waiver. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 9. Quorum. One-third of the directors then in office shall constitute a quorum for the transaction of business unless a greater number is required by law, by the Certificate of Incorporation or by these by-laws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 10. Action Without A Meeting. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing or by electronic transmission, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. In addition, meetings of the board may be held by means of conference telephone or voice communication as permitted by the General Corporation Law of the State of Delaware.

SECTION 11. Action. Except as otherwise provided by law or in the Certificate of Incorporation or these by-laws, if a quorum is present, the affirmative vote of a majority of the members of the board of directors will be required for any action.

SECTION 12. Removal of Directors. Any director may be removed, either for or without cause, at any time by action of the holders of a majority of the outstanding shares of stock entitled to vote thereon, either at a meeting of the holders of such shares or, whenever permitted by law, without a meeting by their written consents thereto.

ARTICLE IV
COMMITTEES

SECTION 1. Executive Committee. The board may, by resolution adopted by a majority of the whole board, designate one or more of its members to constitute members or alternate members of an Executive Committee.

SECTION 2. Powers and Authority of Executive Committee. The Executive Committee shall have and may exercise, between meetings of the Board, all the powers and authority of the Board in the management of the business and affairs of the Company, including, the right to authorize the purchase of stock, except that the Executive Committee shall not have such power or authority in reference to amending the Certificate of Incorporation; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets; recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the by-laws of the Corporation or authorizing the declaration of a dividend.

SECTION 3. Other Committees. The Board may, by resolution adopted by a majority of the whole Board, designate one or more other committees, each of which shall, except as otherwise prescribed by law, have such authority of the Board as shall be specified in the resolution of the Board designating such committee. A majority of all the members of such committee may determine its action and fix the time and place of its meeting, unless the Board shall otherwise provide. The Board shall have the power at any time to change the membership of, to fill all vacancies in and to discharge any such committee, either with or without cause.

SECTION 4. Procedure; Meetings; Quorum. Regular meetings of the Executive Committee or any other committee of the Board, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of the Executive Committee or any other committee of the Board shall be called at the request of any member thereof. So far as applicable, the provisions of Article III of these By-laws relating to notice, quorum and voting requirements applicable to meetings of the Board shall govern meetings of the Executive Committee or any other committee of the Board. The Executive Committee and each other committee of the Board shall keep written minutes of its proceedings and circulate summaries of such written minutes to the Board before or at the next meeting of the Board.

ARTICLE V
OFFICERS

SECTION 1. Number. The board of directors at its first meeting after each annual meeting of stockholders shall choose a President, a Secretary and a Treasurer, none of whom need be a member of the board. The board of directors may also choose a Chairman from among the directors, one or more Executive Vice Presidents, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. The board of directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors. More than two offices may be held by the same person.

SECTION 2. Compensation. The salaries or other compensation of all officers of the corporation shall be fixed by the board of directors. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

SECTION 3. Term; Removal; Vacancy. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

SECTION 4. Chairman. The Chairman shall, if one be elected, preside at all meetings of the board of directors.

SECTION 5. President. The President shall be the Chief Executive Officer of the corporation, shall preside at all meetings of the stockholders and the board of directors in the absence of the Chairman, shall have general supervision over the business of the corporation and shall see that all directions and resolutions of the board of directors are carried into effect.

SECTION 6. Vice President. The Executive Vice Presidents shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. If there shall be more than one Executive Vice President, the Executive Vice Presidents shall perform such duties and exercise such powers in the absence or disability of the President, in the order determined by the board of directors. The Vice Presidents shall, in the absence or disability of the President and of the Executive Vice Presidents, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. If there shall be more than one vice president, the vice presidents shall perform such duties and exercise such powers in the absence or disability of the President and of the Executive Vice President, in the order determined by the board of directors.

SECTION 7. Secretary. The Secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or President, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have the authority to affix the same to an instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

SECTION 8. Assistant Secretary. The Assistant Secretary, if there shall be one, or if there shall be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such powers as the board of directors may from time to time prescribe.

SECTION 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the Chairman, the President and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all of his transactions as Treasurer and of the financial condition of the corporation.

SECTION 10. Assistant Treasurer. The Assistant Treasurer, if there shall be one, or, if there shall be more than one, the Assistant Treasurers in the order determined by the board of directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI
CAPITAL STOCK

SECTION 1. Form. The shares of the capital stock of the corporation shall be represented by certificates in such form as shall be approved by the board of directors and shall be signed by the Chairman, the President, an Executive Vice President or a Vice President, and by the Treasurer or an assistant treasurer or the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.

SECTION 2. Lost and Destroyed Certificates. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

SECTION 3. Transfer of Shares. Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the corporation.

ARTICLE VII
INDEMNIFICATION

SECTION 1. (a) The Corporation shall indemnify, subject to the requirements of subsection (d) of this Section, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Corporation shall indemnify, subject to the requirements of subsection (d) of this Section, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

(c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this Section, or in defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this Section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of this Section. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

(e) Expenses incurred by a director, officer, employee or agent in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Section shall not limit the Corporation from providing any other indemnification or advancement of expenses permitted by law nor shall they be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(g) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section.

(h) For the purposes of this Section, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this Section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall, unless otherwise provided when authorized or ratified by the Board of Directors, continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs executors and administrators of such a person.

ARTICLE VIII
GENERAL PROVISIONS

SECTION 1. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

SECTION 2. Fiscal Year. The fiscal year of the corporation shall be determined, and may be changed, by resolution of the board of directors.

SECTION 3. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE IX
AMENDMENTS

SECTION 1. These by-laws may be altered, amended, supplemented or repealed or new by-laws may be adopted (a) at any regular or special meeting of stockholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting, or (b) by a resolution adopted by a majority of the whole board of directors at any regular or special meeting of the board. The stockholders shall have authority to change or repeal any by-laws adopted by the directors.